Exhibit 10.26.3

CONFIDENTIAL PORTIONS OF THIS DOCUMENT

HAVE BEEN REDACTED AND FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT NO. 3 TO LICENSING AGREEMENT

This Amendment No. 3 (“Amendment No. 3”) to Licensing Agreement is made as of 2003, August 10th by and between MedQuist Inc. (“MedQuist”), a New Jersey corporation with its principal place of business at Five Greentree Centre, Suit 311, Marlton, NJ 08053, acting on its own behalf-and on behalf of its wholly owned subsidiaries (direct and indirect) and Philips Speech Processing GmbH (“Philips”), an Austrian corporation, with its registered place of business at Triesterstrasse 64, 1101 Vienna, Austria (MedQuist and Philips. each a “Party” and, collectively, the “Parties”).

WITHNESSETH

WHEREAS, the Parties entered into a Licensing Agreement, dated as of May 22, 2000, as amended by Amendment No. 1 of January 2002 and Amendment No. 2 of December 2002 (as so amended, the “Licensing Agreement”) relating to the integration and use of certain Philips speech recognition technology into MedQuist business; and

WHEREAS, the Parties desire to amend the Licensing Agreement by modifying the pricing and fees and expanding the license to include additional applications subject to the terms and conditions of this Amendment No. 3;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows:

Section. Definitions.

(1)                                  Unless otherwise defined in this Amendment No. 3, capitalized terms used in this Amendment No. 3 shall have the meanings given to them in the Licensing Agreement.

Schedule D - Pricing

The first clause and bullet of Schedule D as amended by Amendment No. 2 is hereby deleted and replaced with the following:

(i)            All License fees shall be based on a per payroll line basis using the same counting algorithm as that used to calculate the pay of medical transcriptionists, except that the count may be taken after the document has emerged from the Speech Recognition engine and prior to The delivery of the document to a medical editor. A payroll line is defined as 65 black & white characters, defined as ASCII 0-126, within the unformatted document. This includes a maximum of two consecutive spaces from and after December 1, 2002, the license fees for the Licensed Product will be as follows:

•                  Service Bureau Service including Correction Services:

•                  For 2003, the lines fee will be free of charge under the express condition that MedQuist, related to providing Service Bureau Services with Correction Services, achieves its forecast of [***] going through its New Transcription Platform (“NTP”) using automated speech recognition (“ASK”). If MedQuist does not meet its forecast, then MedQuist will pay a penalty fee of [***]. Payment will be made at end of the year 2003.

•                  For 2004 the same is valid as in 2003. The target for 2004 is an annual run rate of [***] to be reached no later than in the month of December 2004.  If this amount is not met, MedQuist will pay Philips at the end of 2004 the amount of [***].

•                  If in 2003 or in 2004, MedQuist does not meet its forecasted lines, then right of first refusal as said in section 2 of Amendment No. 1 and related to Service Bureau Service including Correction Services, will be cancelled.

•                  For 2005 and thereafter, a line fee of [***] is agreed for all lines.

•                  The foregoing is subject to the Licensed Product scaling and functioning as part of the NTP in a commercially viable manner at the volume levels set forth in the above contemplated forecasts, if scaling issues inhibit MedQuist’s ability to achieve the forecasts, the parties will negotiate in good faith to reach a mutually acceptable compromise.

In addition, Schedule D is amended by adding the following:

•                  MedQuist will pay [***] to incorporate the features in Appendix A into SpeechMagic V6.0, which is the next major release of SpeechMagic.  Payment is to be made in installments in 2003 based on and subject to achieving the mutually agreed upon milestones set forth on Appendix B.

•                  From the date PSP delivers a commercially released product to MedQuist, MedQuist will get a 1-year exclusivity in the North American market for the use of SpeechMagic V6.0.

 ***  Confidential material which has been omitted and filed separately with the Securities and Exchange Commission

•                  On a monthly basis, MedQuist will continue to pay separately for Philips’ a consulting services.

•                  Philips is responsible for maintenance and support SpeechMagic.

•                  Subject to applicable law, rules and regulations, including, without limitation, HIPAA. MedQuist will continue to supply voice and text files to Philips during 2003 and 2004.

Except as amended by this Amendment No. 3, the Agreement shall remain in full force and affect including, without limitation, the “bullets” in Amendment No. 2 describing “ASP with Speech Recognition” and “In house business licenses.”

PHILIPS SPEECH PROCESSING GmbH		MedQuist Inc.

By:	/s/ M.H. Wassink	By:	/s/ Ethan H. Cohen
Name:	M.H. Wassink	Name:
Title:	Managing Director	Title:

APPENDIX A

#	Feature
1	Wrong speaker detection
2	Show occurrences of UGIs (unknown grammar items)
3	Fast job propagation in Context Adaptation Server
4	The same ‘tagging –This phrase would be tagged for adaptation
5	Provide enumeration tag
6	Context Upgrade
7	Increase number of users in one cluster (4,000-12,000 users)
9	Improvement stability, reliability
12	Support of subheadings (study only)*
13	On-going maintenance & consulting (MedQuist)
Total

* PSP and MedQuist may mutually agree to substitute this feature with a different one.

Note:  Feature numbers are not consecutive as they are derived from an earlier list provided by PSP.

APPENDIX B

The following is the schedule for delivery milestones for SMV6.0.

Ml 29/8 2003: Functional Spec:	deliverable: Functional Spec Document

M2 26/9 2003: Technical Spec:	deliverable: Technical Spec Document

M3 22/12 2003; Alfa version	deliverable: the Alfa version software

Payment shall be made as follows upon completion of each milestone:

[***]

[***]

[***]

 ***  Confidential material which has been omitted and filed separately with the Securities and Exchange Commission